UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2011

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31447 (Commission File Number)	74-0694415 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-3187 (Commission File Number)	22-3865106 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 18, 2011, the Texas Supreme Court issued its ruling on the appeal of the final order (true-up order) issued in 2004 by the Public Utility Commission of Texas (Texas Utility Commission) in connection with CenterPoint Energy Houston Electric, LLC’s (CenterPoint Houston) stranded cost and true-up application (true-up application). CenterPoint Houston is the transmission and distribution subsidiary of CenterPoint Energy, Inc. (collectively with its subsidiaries, CenterPoint Energy). The Supreme Court affirmed in part and reversed in part the decision of the Texas Utility Commission and remanded the matter to the Texas Utility Commission for further proceedings.
     CenterPoint Energy originally filed its true-up application with the Texas Utility Commission requesting recovery of $3.7 billion, excluding interest, as allowed under the Texas Electric Choice Plan. In December 2004, the Texas Utility Commission issued its true-up order allowing CenterPoint Energy to recover a true-up balance of approximately $2.3 billion, which included interest through August 31, 2004, and provided for certain other adjustments. CenterPoint Energy and a number of other parties appealed the Texas Utility Commission’s decision to a district court in Travis County, Texas, the Texas Third Court of Appeals (court of appeals) and, ultimately, to the Texas Supreme Court. A copy of the Texas Supreme Court’s opinion is attached to this report as Exhibit 99.1.
     The impact of the Texas Supreme Court’s decision regarding the matters on appeal with respect to the true-up order is summarized as follows:
•	The method used by the Texas Utility Commission to calculate the market value of the company’s former generating assets was overturned. In its decision, the Texas Utility Commission had rejected the partial stock valuation method CenterPoint Energy utilized to establish the market value of the generating assets and the Commission had fashioned its own valuation. The Supreme Court ruled that the Commission had no authority to craft an alternative valuation methodology but instead should have valued the generating assets at the value established when CenterPoint Energy later sold its Texas Genco subsidiary. This portion of the decision requires that the valuation question be remanded to the Texas Utility Commission for a determination. By employing the sale of assets methodology, stranded costs are expected to be reduced by approximately $252 million. This portion of the decision is unfavorable to CenterPoint Energy. These sums (plus interest) will be subtracted from the amounts eligible for recovery in the remand proceeding.

•	The Texas Utility Commission’s order denying recovery of approximately $440 million in capacity auction true-up amounts was reversed. This portion of the decision is favorable to CenterPoint Energy. These sums plus interest are eligible for recovery in the remand proceeding.

•	The Texas Utility Commission’s refusal to include approximately $378 million related to depreciation in the calculation of stranded costs was reversed. This portion of the decision is favorable to CenterPoint Energy. These sums plus interest are eligible for recovery in the remand proceeding.

•	The Texas Utility Commission’s order allowing recovery of approximately $358 million in excess mitigation credits (EMCs) that CenterPoint Energy had been erroneously ordered to pay its former affiliate was upheld. This portion of the decision is favorable to CenterPoint Energy. These sums have already been recovered and will not be addressed in the remand proceeding.

•	The Texas Utility Commission decisions allowing recovery of construction work in progress balances and interest on the capacity auction true-up amounts were upheld. These decisions are favorable to CenterPoint Energy. These sums have already been recovered and will not be addressed in the remand proceeding.
     In its decision, the Texas Supreme Court did not address the treatment of Accumulated Deferred Investment Tax Credits (ADITC) and Excess Deferred Federal Income Taxes (EDFIT) in the true-up order and the related tax normalization issue. In line with the earlier request by the Texas Utility Commission and the decision of the court of appeals, this issue had been remanded to the Texas Utility Commission for further proceedings. The court of appeals decision to remand this issue, which was favorable to CenterPoint Energy in the amount of approximately $146 million, had not been appealed to the Texas Supreme Court. CenterPoint Energy will seek to recover these sums plus interest in the remand proceeding.
     The Texas Supreme court also did not address the court of appeals’ decision allowing CenterPoint Energy to recover approximately $210 million representing the interest component of the EMCs. This decision, which was favorable to CenterPoint Energy, was not appealed to the Texas Supreme Court. These sums plus interest are eligible for recovery in the remand proceeding.
     The decision by the Texas Supreme Court was unanimous, but parties may seek rehearing from the Texas Supreme Court. Once the rehearing process is completed, there is no prescribed timetable for decision by the Texas Utility Commission on the matters remanded to it.
     Based on the Texas Supreme Court’s decision, CenterPoint Energy estimates that, in the remand to the Texas Utility Commission, it will be entitled to seek recovery of approximately $922 million, plus interest.
Cautionary Statement Regarding Forward-Looking Information
     This report includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this report regarding the anticipated future recovery as a result of the Texas Supreme Court’s decision, the estimated interest on such amounts, the expected timing for, and method of, such recovery, and any other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the outcome of any requests to the Texas Supreme Court for rehearing, future actions by the Texas Utility Commission in response to the Texas Supreme Court’s ruling and any future appeals thereof, the timing and impact of future regulatory, legislative, and IRS decisions, financial market conditions, and other factors discussed in CenterPoint Energy, Inc.’s and its subsidiaries’ Form 10-Ks for the fiscal year ended December 31, 2010, and other filings with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Opinion of the Texas Supreme Court

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: March 18, 2011	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Date: March 18, 2011	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Opinion of the Texas Supreme Court